Exhibit 99.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF MILLER EXPLORATION COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Miller Exploration Company (the “Company”) on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelly E. Miller, Chief Executive Officer of the Company, certify pursuant to 18 U.S.S. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KELLY E. MILLER
Kelly E. Miller
Chief Executive Officer May 14, 2003

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